Exhibit 99.2

FEBRUARY 22, 2022

BRIGHTSPIRE CAPITAL

SUPPLEMENTAL FINANCIAL REPORT

FOURTH QUARTER 2021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company's investments, financial condition and business operation; the Company's operating results may differ materially from the information presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the Company's other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to simplify the portfolio, realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; the timing of and ability to generate additional liquidity and deploy available liquidity, including in senior mortgage loans; whether the Company will achieve its anticipated Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company's ability to maintain or grow the dividend at all in the future; defaults by borrowers in paying debt service on outstanding indebtedness, borrowers' abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities; lease payment defaults or deferrals, demands for protective advances and capital expenditures; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; the ability to execute CRE CLO's on a go forward basis, including at a reduced cost of capital; and the impact of legislative, regulatory, tax and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in BrightSpire Capital's other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. BrightSpire Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and BrightSpire Capital does not intend to do so.

COMPANY HIGHLIGHTS

BrightSpire Capital, Inc. ("BRSP" or the "Company") is a large scale internally-managed commercial real estate credit REIT with a growing balance sheet

Stable & Growing Portfolio

Of Primarily Senior Loans & Net Lease Assets

$5.0B Total At-Share Assets (Undepreciated)

$1.9B New Senior Loan Originations During 2021[1]

92% of investments in senior loans or net lease assets[2]

Robust Liquidity

$434M Total Liquidity[3]

$269M Total Unrestricted Cash (or $2.02 per share)[3]

Ample liquidity to drive pipeline & earnings

Prudent Balance Sheet

1.9x Debt-to-Equity Ratio[4]

$12.37 Undepreciated Book Value Per Share

Fully undrawn $165M revolver, $0.9B master repurchase facilities availability[3]

Strong Earnings & Dividend Coverage

$0.18 Q4'21 Quarterly Dividend Per Share

$0.27 Q4'21 Adjusted Distributable Earnings Per Share*

Covered by Adjusted Distributable Earnings

* Refer to the Appendix for a definition and reconciliation to GAAP net income
As of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

FOURTH QUARTER & SUBSEQUENT EVENTS UPDATE

FINANCIAL RESULTS	• Net income of $81.0 million, or $0.63 per share, and Distributable Earnings of $22.9 million, or $0.17 per share • Adjusted Distributable Earnings of $36.1 million, or $0.27 per share • GAAP net book value of **$11.22 per share** and undepreciated book value of **$12.37 per share** • Declared and paid a quarterly dividend of $0.18 per share for Q4'21
ORIGINATIONS	• Committed **$1.9 billion** of capital across 64 new loans in 2021; including **$490 million** in Q4'21 • Subsequent to Q4'21, committed **$658 million** of capital across 19 new loans closed or in-execution(3)

PORTFOLIO	• **$5.0 billion** total at-share assets; predominantly senior loans and net lease assets
	• **$3.5 billion** loan portfolio with a W.A. unlevered yield of **4.9%** and W.A. risk ranking of **3.1**
	  • **$138 million** of repayments across two subordinate loans and one senior loan partial paydown in Q4'21
	  • Subsequent to Q4'21, **$78 million** of repayments across two senior loans
	• **$770 million** net lease assets (undepreciated) with a W.A. lease term of **11.1** years
	• Closed on the $223 million co-invest portfolio sale
	• Fully repaid the 5-Investment Preferred Financing and reclaimed 100% ownership of the triple net warehouse distribution portfolio

LIQUIDITY & CAPITALIZATION	• **Amended and right-sized the revolving credit facility to $165 million** (with an accordion feature allowing for a maximum facility size of $300 million) with favorable terms and a fully extended maturity of January 2027 • **$434 million** of available liquidity (**$269 million** of unrestricted cash and **$165 million** of revolver capacity)(3)

As of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

FINANCIAL OVERVIEW

Key Financial Metrics

GAAP Net Income ($M) Per Share	**$81.0** $0.63
Distributable Earnings ($M) Per Share	**$22.9** $0.17
Adjusted Distributable Earnings ($M) Per Share	**$36.1** $0.27
Total At-Share Assets ($B) (Undepreciated)	**$5.0**
Total Debt Outstanding (UPB) ($B) Debt-to-Equity[4]	**$3.2** 1.9x
Book Value (GAAP) ($B) Per Share	**$1.5** $11.22
Book Value (Undepreciated) ($B) Per Share	**$1.6** $12.37
CECL Reserve ($M) Per Share	**$35.8** $0.27

Capital Structure



Total capitalization
$4.8B
34%
32%
19%
14%
1%
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

Undepreciated Book Value Per Share Bridge



$12.75
$12.00
$11.25
$10.50
$12.00
$0.35
$0.09
($0.07)
$12.37
9/30/21 Undepreciated BVPS
Co-Invest Portfolio Sale & Financing Payoff
Adj. Distributable Earnings, in Excess of Dividends
FV MTM, FX Translation, CECL & Other
12/31/21 Undepreciated BVPS

As of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

PORTFOLIO OVERVIEW

Investment Type

Based on GAAP net carrying value as of December 31, 2021



Loan portfolio
Net lease & other real estate
CRE debt securities (6)
3%
15%
82%

Property Type

Based on GAAP gross carrying value as of December 31, 2021



Multifamily
Office
Hotel
Industrial
Other / mixed-use (7)
Retail
2%
1%
6%
11%
41%
39%

Portfolio Overview

(At BRSP share)	Investment count	Carrying value	Net carrying value	Per share
Senior mortgage loans	91	$ 3,366	$ 885	$ 6.66
Mezzanine loans	6	118	118	0.89
Preferred equity[8]	1	16	16	0.12
CECL reserves		(36)	(36)	(0.27)
Total loan portfolio	**98**	**3,464**	**983**	**7.40**
Net lease & other real estate	12	873	190	1.44
CRE debt securities[6]	5	41	41	0.31
Total investment portfolio	**115**	**$ 4,378**	**$ 1,214**	**$ 9.15**
Plus: cash & net assets[9]		468	275	2.07
Total - GAAP		**$ 4,845**	**$ 1,490**	**$ 11.22**
Plus: accumulated D&A[10]		153	153	1.15
Total - Undepreciated		**$ 4,999**	**$ 1,643**	**$ 12.37**

BRIGHTSPIRE CAPITAL

Above charts exclude the impact of CECL reserves. In addition, "Property Type" chart excludes CRE debt securities
$ in millions, except per share data; as of December 31, 2021; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO

Overview

98	Total number of investments
$3.5B	Total loans & preferred equity
$36M	Average investment size
1.7 yrs.	W.A. remaining term[11]
3.6 yrs.	W.A. extended remaining term[12]
4.9%	W.A. unlevered all-in yield[13]
3.1	W.A. risk ranking
100%	of senior loans are floating rate
70%	W.A. loan-to-value (senior loans only)

Investment Type



3%
1%
96%
Senior mortgage loans
Mezzanine loans
Preferred equity(8)

Region Exposure



West 47%
Midwest 1%
Northeast 15%
Southwest 31%
Southeast 6%

Property Type



As of 12/31/20
As of 12/31/21
34%
52%
Multifamily
34%
33%
Office
18%
13%
Hotel
9%
2%
Other / mixed-use (7)
5%
<1%
Industrial

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
As of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO (CONT'D)

(At BRSP share)	Number of investments	Collateral Type: Carrying value	Collateral Type: % of carrying value	Region Exposure as a % of Carrying Value: West	Southwest	Northeast	Southeast	Midwest
Multifamily	60	$ 1,809,818	52%	20%	27%	1%	3%	-
Office	29	1,160,548	33%	15%	4%	11%	3%	-
Hotel	6	437,873	13%	12%	-	0%	-	1%
Other / mixed-use[7]	2	75,686	2%	-	-	2%	-	-
Industrial	1	16,200	<1%	0%	0%	0%	0%	0%
Total	**98**	**$ 3,500,125**	**100%**	**47%**	**31%**	**15%**	**6%**	**1%**
CECL reserves		(35,779)						
Total – Net of CECL reserves		**$ 3,464,346**						

Property Type Exposure by Region



Multifamily
6%
2%
40%
52%
Office
9%
13%
44%
34%
Hotel
3%
4%
93%
Other / mixed-use
100%
Industrial
4%
10%
32%
25%
29%
West
Southwest
Northeast
Southeast
Midwest

BRIGHTSPIRE CAPITAL

Above charts based on GAAP gross carrying value and excludes the impact of CECL reserves
$ in thousands; as of December 31, 2021; at BRSP share
See footnotes in the appendix

LOAN PORTFOLIO (CONT'D)

(At BRSP share)	Number of investments		Carrying value	% of carrying value		Net carrying value	W.A. unlevered all-in yield[13]	W.A. extended term (years)[12]
Floating rate								
Senior mortgage loans	91	$	3,366,300	96%	$	885,373	4.7%	3.6
Mezzanine loans	1		12,120	0%		12,120	11.5%	0.7
Total / W.A. floating rate	**92**		**3,378,420**	**97%**		**897,493**	**4.7%**	**3.6**
Fixed rate								
Mezzanine loans	5		105,505	3%		105,505	12.6%	3.0
Preferred equity[8]	1		16,200	0%		16,200	N/A	5.7
Total / W.A. fixed rate	**6**		**121,705**	**3%**		**121,705**	**11.0%**	**3.3**
Total / W.A.	**98**	**$**	**3,500,125**	**100%**	**$**	**1,019,198**	**4.9%**	**3.6**
CECL reserves			(35,779)			(35,779)		
Total / W.A. – Net of CECL reserves		**$**	**3,464,346**		**$**	**983,419**		

BRIGHTSPIRE CAPITAL

$ in thousands; as of December 31, 2021; at BRSP share
See footnotes in the appendix

NET LEASE REAL ESTATE & OTHER REAL ESTATE

(At BRSP share)	Number of investments	BRSP ownership %	Rentable square feet ("RSF") & Keys		Carrying value	% of carrying value		Net carrying value	Q4'21 NOI (at BRSP share)	W.A. % leased at end of period[14]	W.A. remaining lease term (years)[15]
Net lease real estate ("NNN")											
Office*	4	100%	1,933 RSF	$	381,607	44%	$	134,480 $	6,892	100%	7.9
Industrial**	1	100%	2,787 RSF		262,575	30%		62,575	1,864	100%	16.6
Retail	4	100%	468 RSF		29,526	3%		(11,338)	1,270	100%	3.6
Total / W.A. - NNN	**9**	**100%**	**5,189 RSF**	**$**	**673,707**	**77%**	**$**	**185,717 $**	**10,026**	**100%**	**11.1**
Other real estate ("Other RE")											
Office	2	92%	1,344 RSF	$	165,479	19%	$	1,245 $	3,144	85%	3.7
Hotel	1	100%	318 Keys		33,524	4%		3,524	914	n/a	n/a
Total / W.A. – Other RE	**3**	**94%**	**n/a**	**$**	**199,003**	**23%**	**$**	**4,768 $**	**4,058**	**85%**	**3.7**
Total / W.A.	**12**	**99%**	**n/a**	**$**	**872,710**	**100%**	**$**	**190,485 $**	**14,084**	**97%**	**9.6**
Accumulated depreciation and amortization[10]					153,433			153,433			
Total / W.A. – Undepreciated				**$**	**1,026,143**		**$**	**343,918**			

Region Exposure



West 35%
Midwest 16%
Northeast 15%
Europe 34%

Property Type



4%
3%
30%
63%
Office
Industrial
Hotel
Retail

W.A. Remaining Lease Term[15]



9%
20%
71%
5.0+
2.5 - 5.0
<2.5

BRIGHTSPIRE CAPITAL

* Net lease office NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property
** In December 2021, repaid the "5-Investment Preferred Financing" and subsequently repurchased the remaining interest in the Industrial Net Lease property. As a result, fourth quarter NOI is based on a 37% ownership share during the quarter and book value reflects 100% ownership at quarter end. Pro forma NOI at 100% share is $5.1 million
Above charts based on GAAP gross carrying value; $ and RSF in thousands; as of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL

Loan Portfolio

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Senior loans										
Loan 1	Jan-18	Hotel	San Jose, CA	$ 185	Floating	L+ 4.8%	5.3%	Nov-26	74%	4
Loan 2	Jun-19	Multifamily	Milpitas, CA	184	Floating	L+ 3.1%	5.5%	Jul-24	72%	3
Loan 3	Dec-18	Office	Carlsbad, CA	120	Floating	L+ 4.3%	4.6%	Dec-23	73%	3
Loan 4	Jun-18	Hotel	Berkeley, CA	120	Floating	L+ 3.2%	5.2%	Jul-25	66%	4
Loan 5	May-19	Office	Stamford, CT	120	Floating	L+ 3.5%	5.8%	Jun-25	71%	3
Loan 6 *	Jun-19	Multifamily	Santa Clara, CA	107	Floating	L+ 4.4%	7.1%	Jun-24	70%	4
Loan 7	Oct-19	Other (mixed-use)	Brooklyn, NY	76	Floating	L+ 4.0%	4.8%	Nov-24	70%	3
Loan 8	Aug-18	Office	San Jose, CA	73	Floating	L+ 2.5%	4.3%	Aug-25	75%	3
Loan 9	Jun-18	Hotel	Englewood, CO	73	Floating	L+ 3.5%	5.1%	Feb-25	69%	3
Loan 10	Jan-21	Office	Phoenix, AZ	72	Floating	L+ 3.6%	4.4%	Feb-26	70%	3
Loan 11	May-19	Office	Long Island City, NY	66	Floating	L+ 3.5%	5.9%	Jun-24	59%	4
Loan 12	Apr-19	Office	Long Island City, NY	65	Floating	L+ 3.3%	5.7%	Apr-24	58%	4
Loan 13	Feb-19	Office	Baltimore, MD	57	Floating	L+ 3.5%	6.2%	Feb-24	74%	4
Loan 14	Jul-19	Office	Washington, D.C.	56	Floating	L+ 2.8%	5.5%	Aug-24	68%	4
Loan 15	Dec-20	Multifamily	Salt Lake City, UT	51	Floating	L+ 3.2%	4.0%	Jan-26	68%	2
Loan 16	Jul-21	Multifamily	Dallas, TX	48	Floating	L+ 3.3%	3.9%	Aug-26	74%	3
Loan 17	May-21	Multifamily	Las Vegas, NV	44	Floating	L+ 3.4%	3.9%	Jun-26	80%	3
Loan 18	Nov-21	Multifamily	Phoenix, AZ	43	Floating	L+ 3.4%	4.0%	Dec-26	74%	3
Loan 19	Mar-21	Multifamily	Richardson, TX	43	Floating	L+ 3.4%	3.8%	Mar-26	75%	3
Loan 20	Jul-21	Multifamily	Jersey City, NJ	43	Floating	L+ 3.0%	3.5%	Aug-26	66%	2
Loan 21	Dec-20	Multifamily	Austin, TX	43	Floating	L+ 3.7%	5.0%	Jan-26	54%	2
Loan 22	Feb-21	Multifamily	Arlington, TX	41	Floating	L+ 3.6%	4.9%	Feb-26	81%	2
Loan 23	Feb-19	Multifamily	Las Vegas, NV	41	Floating	L+ 3.2%	5.7%	Feb-24	71%	3
Loan 24	Mar-21	Multifamily	Fort Worth, TX	38	Floating	L+ 3.5%	4.1%	Apr-26	83%	3
Loan 25	Nov-21	Office	Tualatin, OR	38	Floating	L+ 3.9%	4.3%	Dec-26	66%	3
Loan 26 **	Apr-19	Multifamily	Houston, TX	38	Floating	L+ 3.0%	5.8%	Apr-24	65%	5
Loan 27	Mar-21	Multifamily	Fort Worth, TX	37	Floating	L+ 3.3%	3.9%	Apr-26	82%	3
Loan 28	Dec-21	Multifamily	Denver, CO	36	Floating	L+ 3.2%	3.6%	Dec-26	74%	3
Loan 29	Sep-21	Office	Reston, VA	35	Floating	L+ 4.0%	4.6%	Oct-26	68%	3
Loan 30	Nov-21	Office	Dallas, TX	35	Floating	L+ 3.9%	4.3%	Dec-25	61%	3
Loan 31	Dec-20	Multifamily	Fullerton, CA	35	Floating	L+ 3.8%	4.8%	Jan-26	70%	3
Loan 32	Jun-17	Office	Miami, FL	34	Floating	L+ 4.9%	5.6%	Jul-22	68%	3
Loan 33	Jul-21	Multifamily	Dallas, TX	34	Floating	L+ 3.1%	3.5%	Aug-26	77%	3
Loan 34	Sep-21	Multifamily	Carrollton, TX	34	Floating	L+ 3.1%	3.5%	Oct-25	73%	3
Loan 35	Mar-21	Multifamily	Fremont, CA	33	Floating	L+ 3.5%	4.3%	Apr-26	76%	3
Loan 36	Jun-21	Office	South Pasadena, CA	32	Floating	L+ 4.9%	5.6%	Jun-26	69%	3
Loan 37	Jul-21	Multifamily	Phoenix, AZ	31	Floating	L+ 3.3%	3.8%	Aug-26	75%	3
Loan 38	Mar-19	Office	San Jose, CA	31	Floating	L+ 3.0%	5.7%	Apr-24	64%	2
Loan 39	Apr-21	Office	San Diego, CA	30	Floating	L+ 3.6%	4.1%	May-26	55%	3
Loan 40	Mar-21	Multifamily	Mesa, AZ	30	Floating	L+ 3.7%	4.4%	Apr-26	83%	3

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
** Loan 26 resolved in January 2022
$ in millions; as of December 31, 2021; at BRSP share
See footnotes in the appendix

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Senior loans										
Loan 41	May-21	Multifamily	Dallas, TX	30	Floating	L+ 3.4%	4.0%	May-26	68%	3
Loan 42	Apr-21	Multifamily	Las Vegas, NV	28	Floating	L+ 3.1%	3.6%	May-26	76%	2
Loan 43	Nov-21	Office	Gardena, CA	28	Floating	L+ 3.5%	3.9%	Dec-26	69%	3
Loan 44	May-21	Multifamily	Houston, TX	28	Floating	L+ 3.0%	3.7%	Jun-26	67%	3
Loan 45	Oct-21	Office	Blue Bell, PA	28	Floating	L+ 3.7%	4.1%	Nov-23	67%	3
Loan 46	Jul-21	Multifamily	Plano, TX	28	Floating	L+ 3.1%	3.5%	Feb-25	82%	3
Loan 47	Dec-21	Multifamily	Fort Mill, SC	26	Floating	L+ 3.2%	3.6%	Jan-27	71%	3
Loan 48	Feb-19	Office	Charlotte, NC	26	Floating	L+ 3.3%	3.7%	Mar-24	56%	2
Loan 49	Aug-21	Multifamily	Glendale, AZ	25	Floating	L+ 3.2%	3.6%	Sep-26	75%	3
Loan 50	Nov-21	Office	Oakland, CA	25	Floating	L+ 4.2%	4.6%	Dec-26	57%	3
Loan 51	May-21	Multifamily	Phoenix, AZ	24	Floating	L+ 3.1%	3.5%	Jun-26	76%	2
Loan 52	Sep-19	Office	Salt Lake City, UT	24	Floating	L+ 2.7%	5.0%	Oct-24	72%	4
Loan 53	Dec-21	Office	Hillsboro, OR	24	Floating	L+ 3.9%	4.3%	Dec-24	68%	3
Loan 54	Dec-21	Multifamily	Phoenix, AZ	24	Floating	L+ 3.5%	3.9%	Jan-27	75%	3
Loan 55	Jan-21	Multifamily	Charlotte, NC	23	Floating	L+ 3.5%	4.1%	Feb-26	76%	3
Loan 56	Sep-19	Office	San Francisco, CA	23	Floating	L+ 3.2%	5.7%	Oct-24	72%	3
Loan 57	Jul-21	Multifamily	Aurora, CO	23	Floating	L+ 3.1%	3.6%	Jul-26	73%	3
Loan 58	Mar-21	Multifamily	San Jose, CA	22	Floating	L+ 3.7%	4.1%	Apr-26	70%	2
Loan 59	Oct-21	Multifamily	Irving, TX	22	Floating	L+ 3.4%	4.1%	Sep-24	70%	3
Loan 60	Nov-21	Multifamily	Austin, TX	22	Floating	L+ 3.3%	3.7%	Nov-26	71%	3
Loan 61	Jul-21	Office	Denver, CO	21	Floating	L+ 4.3%	4.7%	Aug-26	72%	3
Loan 62	Jul-21	Multifamily	Oregon City, OR	21	Floating	L+ 3.3%	3.7%	Aug-26	73%	3
Loan 63	Feb-21	Multifamily	Raleigh, NC	21	Floating	L+ 3.3%	4.0%	Mar-26	76%	2
Loan 64	Aug-19	Office	San Francisco, CA	21	Floating	L+ 2.8%	5.4%	Sep-24	73%	4
Loan 65	Jun-21	Multifamily	Phoenix, AZ	21	Floating	L+ 3.2%	3.6%	Jul-26	75%	2
Loan 66	Sep-21	Multifamily	Denton, TX	19	Floating	L+ 3.2%	3.6%	Oct-25	70%	3
Loan 67 *	Jul-20	Hotel	Bloomington, MN	19	Floating	L+ 4.0%	5.0%	Feb-22	64%	3
Loan 68	Mar-21	Multifamily	San Antonio, TX	19	Floating	L+ 3.1%	3.6%	Apr-26	77%	3
Loan 69	Dec-21	Multifamily	Gresham, OR	19	Floating	L+ 3.5%	3.9%	Jan-27	74%	3
Loan 70	Aug-21	Multifamily	La Mesa, CA	19	Floating	L+ 2.9%	3.5%	Aug-25	70%	3
Loan 71	Oct-20	Office	Denver, CO	19	Floating	L+ 3.6%	4.7%	Nov-25	64%	3
Loan 72	Jun-21	Multifamily	Phoenix, AZ	18	Floating	L+ 3.4%	4.0%	Jul-26	74%	3
Loan 73	Sep-21	Multifamily	Bellevue, WA	18	Floating	L+ 2.9%	3.5%	Sep-25	64%	3
Loan 74	Jul-21	Multifamily	Salt Lake City, UT	18	Floating	L+ 3.3%	3.7%	Aug-26	73%	3
Loan 75	Jun-21	Multifamily	Phoenix, AZ	16	Floating	L+ 3.2%	3.6%	Jul-26	75%	3
Loan 76	Nov-20	Multifamily	Tucson, AZ	16	Floating	L+ 3.6%	4.7%	Dec-25	75%	2
Loan 77	Oct-21	Office	Burbank, CA	15	Floating	L+ 3.9%	4.3%	Nov-26	65%	3
Loan 78	Jun-21	Multifamily	Phoenix, AZ	15	Floating	L+ 3.3%	3.7%	Jul-26	74%	3
Loan 79	Mar-21	Multifamily	Tucson, AZ	15	Floating	L+ 3.7%	4.3%	Mar-26	72%	2
Loan 80	Mar-21	Multifamily	Albuquerque, NM	15	Floating	L+ 3.4%	3.9%	Apr-26	76%	2

BRIGHTSPIRE CAPITAL

* Subsequent to December 31, 2021, the maturity date for Loan 67 was extended to May 9, 2022
$ in millions; as of December 31, 2021; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Loan Portfolio (Cont'd)

(At BRSP share)	Origination date	Collateral type	City, State		Carrying value	Coupon type	Cash coupon	Unlevered all-in yield[13]	Extended maturity date[12]	LTV	Risk ranking
Loan 81	Aug-21	Office	Los Angeles, CA		14	Floating	L+ 5.0%	5.7%	Sep-26	66%	3
Loan 82	Feb-19	Multifamily	Las Vegas, NV		14	Floating	L+ 3.2%	5.7%	Feb-24	71%	2
Loan 83	Nov-21	Office	Charlotte, NC		14	Floating	L+ 4.4%	4.8%	Dec-26	71%	3
Loan 84	May-21	Multifamily	Phoenix, AZ		14	Floating	L+ 3.1%	3.5%	Jun-26	72%	3
Loan 85	Jul-21	Multifamily	Durham, NC		14	Floating	L+ 3.3%	3.7%	Aug-26	72%	3
Loan 86	Oct-21	Multifamily	Tallahassee, FL		14	Floating	L+ 3.5%	3.9%	Aug-24	64%	3
Loan 87	Feb-21	Multifamily	Provo, UT		13	Floating	L+ 3.8%	4.6%	Mar-26	71%	3
Loan 88	Nov-21	Office	Richardson, TX		13	Floating	L+ 4.0%	4.4%	Dec-26	71%	3
Loan 89	Jul-21	Multifamily	San Antonio, TX		13	Floating	L+ 3.3%	4.0%	Aug-24	76%	3
Loan 90	Feb-21	Multifamily	Louisville, KY		12	Floating	L+ 3.9%	4.4%	Mar-26	74%	2
Loan 91	Apr-21	Multifamily	Phoenix, AZ		11	Floating	L+ 3.6%	4.1%	Apr-26	75%	3
Total / W.A. senior loans				$	3,366		L+ 3.5%	4.7%	Aug-25	70%	3.1
Mezzanine loans											
Loan 92 *	Dec-19	Multifamily	Milpitas, CA		39	Fixed	8.0%	13.3%	Dec-24	49% – 71%	3
Loan 93	Jul-19	Multifamily	Placentia, CA		33	Fixed	8.0%	13.3%	Jul-24	51% – 84%	4
Loan 94	Sep-19	Hotel	Berkeley, CA		29	Fixed	11.5%	11.5%	Jul-25	66% – 81%	4
Loan 95	Jan-17	Hotel	New York, NY		12	Floating	L+ 11.0%	11.5%	Sep-22	63% – 76%	4
Loan 96	Jul-14	Multifamily	Various - TX		4	Fixed	9.5%	9.5%	Aug-24	71% – 83%	3
Loan 97 *,**	Sep-20	Other (mixed-use)	Los Angeles, CA		--	n/a	n/a	n/a	Jul-23	n/a	5
Total / W.A. mezzanine loans				$	118		n/a	12.5%	Sep-24	58% – 78%	3.6
Preferred equity											
Loan 98	Sep-16	Industrial	Various - U.S.		16	n/a	n/a	n/a	Sep-27	n/a	4
Total / W.A. preferred equity				$	16		n/a	n/a	Sep-27	n/a	4.0
Total / W.A. senior and mezzanine loans and preferred equity				$	3,500		n/a	4.9%	Aug-25	n/a	3.1
CECL reserves					(36)						
Total / W.A. senior and mezzanine loans and preferred equity, Net of CECL reserves				$	3,464						

BRIGHTSPIRE CAPITAL

* Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects
** Reflects loans and preferred equity interests which are on non-accrual status
$ in millions; as of December 31, 2021; at BRSP share
See footnotes in the appendix

INVESTMENT DETAIL (CONT'D)

Net Lease Real Estate & Other Real Estate

(At BRSP share)	Origination date	Collateral type	City, State	Carrying value	Q4'21 NOI	# of properties	# of buildings	Rentable square feet ("RSF")	W.A. % leased[14]	W.A. lease term (yrs)[15]
Net lease real estate										
Net lease 1 *	Jul-18	Office	Stavenger, Norway	$ 295	$ 4.7	1	26	1,291 RSF	100%	9.0
Net lease 2 **	Aug-18	Industrial	Various - U.S.	263	1.9	2	2	2,787 RSF	100%	16.6
Net lease 3	Jul-06	Office	Aurora, CO	44	1.0	1	1	184 RSF	100%	0.9
Net lease 4	Jun-06	Office	Indianapolis, IN	32	0.9	1	1	338 RSF	100%	9.0
Net lease 5	Sep-06	Retail	Various - U.S.	20	0.9	7	7	320 RSF	100%	2.4
Net lease 6	Mar-06	Office	Rockaway, NJ	11	0.4	1	1	121 RSF	100%	1.1
Net lease 7	Sep-06	Retail	Keene, NH	4	0.1	1	1	45 RSF	100%	7.1
Net lease 8	Sep-06	Retail	Fort Wayne, IN	3	0.1	1	1	50 RSF	100%	2.7
Net lease 9	Sep-06	Retail	South Portland, ME	2	0.2	1	1	53 RSF	100%	10.1
Total / W.A. net lease real estate				$ 674	$ 10.0	16	41	5,189 RSF	100%	11.1
Other real estate										
Other real estate 1	Sep-14	Office	Creve Coeur, MO	$ 97	$ 1.9	7	7	848 RSF	87%	3.5
Other real estate 2	Dec-14	Office	Warrendale, PA	69	1.2	5	5	496 RSF	82%	3.9
Other real estate 3	Feb-15	Hotel	Coraopolis, PA	34	0.9	1	1	318 Keys	n/a	n/a
Total / W.A. other real estate				$ 199	$ 4.1	13	13	n/a	85%	3.7
Total / W.A. net lease real estate and other real estate				$ 873	$ 14.1	29	54	n/a	97%	9.6

CRE Debt Securities

(At BRSP share)	Principal value	Carrying value	W.A. remaining term (yrs)[16]
CRE debt securities			
CRE debt securities (5 investments) ***	$ 103	$ 41	5.4
Total / W.A. CRE debt securities	$ 103	$ 41	5.4

Investment Detail Summary

(At BRSP share)	Number of investments	Carrying value
Senior loans	91	$ 3,366
Mezzanine loans	6	118
Preferred equity	1	16
CECL reserves		(36)
Total senior and mezzanine loans and preferred equity	98	3,464
Net lease real estate	9	674
Other real estate	3	199
Total net lease real estate and other real estate	12	873
CRE debt securities	5	41
Total	115	$ 4,378

BRIGHTSPIRE CAPITAL

* Q4'21 NOI excludes the offsetting impact of FX forward currency hedges related to the Norway Office Net Lease property

** In December 2021, repaid the "5-Investment Preferred Financing" and subsequently repurchased the remaining interest in the Industrial Net Lease property. As a result, fourth quarter NOI is based on a 37% ownership share during the quarter and book value reflects 100% ownership at quarter end. Pro forma NOI at 100% share is $5.1 million

*** CRE Debt Securities includes one PE interest with a total carrying value of $4 million; principal value and W.A. remaining term exclude PE interests

$ in millions; rentable square feet in thousands; as of December 31, 2021; at BRSP share; see footnotes in the appendix

CAPITALIZATION HIGHLIGHTS

Diversified capital structure of primarily non-recourse debt and a 1.9x debt-to-equity ratio. Embedded capacity under existing financing sources including an undrawn corporate revolver and $0.9B of repurchase facilities availability

Key Financial Metrics

$4.8B	Total capitalization *(excluding cash)*
$3.2B	Total outstanding debt
$165M	Corporate revolving credit facility availability *As of February 17, 2022 (fully undrawn)*
$0.9B	Master repurchase facilities availability *As of February 17, 2022*
1.9x	Debt-to-equity ratio[(4)]
63%	Debt-to-asset ratio[(5)]
2.48%	Blended all-in cost of financing[(17)]

Capital Structure



1%
14%
34%
19%
Total capitalization
$4.8B
32%
Stockholders' equity (undepreciated)
Securitization bonds payable (non-recourse)
Master repurchase facilities (limited recourse)
Mortgage debt (non-recourse)
Other debt (non-recourse)

BRIGHTSPIRE CAPITAL

As of December 31, 2021, unless otherwise stated; at BRSP share
See footnotes in the appendix

CAPITALIZATION OVERVIEW

(At BRSP share)	Recourse vs. non-recourse[18]	W.A. extended maturity[19]	W.A. contractual interest rate[19]	W.A. all-in COF[17]	Outstanding debt (UPB)
Corporate debt					
Corporate revolving credit facility	Recourse	Feb-23	L + 2.25%	2.35%	$ -
Investment-level debt					
Master repurchase facilities	Limited recourse	May-23	L + 1.85%	2.23%	905,122
Securitization bonds payable (2019-FL1)	Non-recourse	Aug-35	S + 1.59%	1.76%	840,423
Securitization bonds payable (2021-FL1)	Non-recourse	Aug-38	L + 1.49%	1.59%	670,000
Mortgage debt – net lease (fixed)	Non-recourse	Jan-29	4.34%	4.34%	487,082
Mortgage debt – other real estate (fixed)	Non-recourse	Nov-24	4.40%	4.40%	164,235
Other debt	Non-recourse	Jun-24	L + 3.00%	5.45%	65,377
Mortgage debt – other real estate (floating)	Non-recourse	Apr-24	L + 2.95%	3.05%	30,000
Mortgage debt – net lease (floating)	Non-recourse	Jul-23	L + 2.15%	2.25%	908
Total / W.A. debt (BRSP share)		**Nov-30**		**2.48%**	**$ 3,163,147**

	Book value
Stockholders' equity	$ 1,455,288
Noncontrolling interests in the Operating Partnership	34,555
GAAP net book value (BRSP share)	**1,489,843**
Accumulated depreciation and amortization	153,433
Undepreciated book value (BRSP share)	**1,643,276**
Total capitalization (undepreciated)	**$ 4,806,423**

BRIGHTSPIRE CAPITAL

During the fourth quarter 2021, the Company recorded approximately $3.2M of amortization of deferred financing costs, implying an annualized 28 bps of financing costs on the Company's total debt capacity
$ in thousands; as of December 31, 2021; at BRSP share
See footnotes in the appendix

INTEREST RATE SENSITIVITY

Rotating into lower benchmark floors, positioning BRSP's portfolio for a rising rate environment

- 100% of senior mortgage loan value is floating rate
- W.A. benchmark floor of approximately 88 bps across senior mortgage loans, down from 185 bps at Q4'20
- 51% of floating rate senior mortgage loan value is subject to a benchmark floor of at least 50 bps, down from 100% at Q4'20

Historical W.A. Benchmark Floors – Senior Only



2.00%
1.50%
1.00%
0.50%
0.00%
1.85%
1.59%
1.32%
1.10%
0.88%
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Net Interest Income Sensitivity – Total Portfolio



$ in Millions
$0.0
($2.0)
($4.0)
($6.0)
$(0.02) per share
($2.5)
$(0.03) per share
($3.7)
$(0.03) per share
($4.2)
$(0.03) per share
($4.4)
0.25%
0.50%
0.75%
1.00%
Incremental Rate of Change*

BRIGHTSPIRE CAPITAL

* Benchmark rates based on spot rates as of December 31, 2021; LIBOR spot rate of 0.10% and SOFR spot rate of 0.05%
$ in millions, except per share data; as of December 31, 2021; at BRSP share

APPENDIX



BRIGHTSPIRE CAPITAL

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

We present Distributable Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with U.S. GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, beginning with our taxable year ended December 31, 2018. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we paid the Manager, see Note 10, "Related Party Arrangements" to our consolidated financial statements included in Form 10-K to be filed with the U.S. Securities and Exchange Commission ("SEC").

We define Distributable Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or "OP") and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or "PD/LGD") model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include provision for loan losses when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.

Additionally, we define Adjusted Distributable Earnings as Distributable Earnings excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments or unrealized gains or losses, (iii) realized provision for loan losses and (iv) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.

Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.

The Company calculates Distributable Earnings per share and Adjusted Distributable Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries).

We believe net operating income ("NOI") to be a useful measure of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjustments for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company's properties, NOI provides a measure of operating performance independent of the Company's capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company's properties, and transaction costs and administrative costs, may limit the usefulness of NOI. NOI may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness.

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS (CONT'D)

NOI should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies.

The Company presents pro rata ("at share" or "at BRSP share") financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests' ("NCI") share of assets, liabilities, profits and losses was computed by applying noncontrolling interests' economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company's economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company's pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis.

Mezzanine loans include attachment and detachment loan-to-values, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis.

We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company's loans and preferred equity investments are rated "1" through "5," from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a "3" and will move accordingly going forward.

NOTES REGARDING REPORTABLE SEGMENTS

BrightSpire Capital, Inc. ("BRSP", "BrightSpire Capital", the "Company" or "We") currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. During the first quarter of 2021, we realigned the business and reportable segment information to reflect how the Chief Operating Decision Makers regularly review and manage the business. As a result, we present our business as one portfolio and through the below business segments.

Senior and Mezzanine Loans and Preferred Equity ("Loans & Preferred Equity Portfolio" or "Loan Portfolio")
As of December 31, 2021, the Company's Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests ("preferred equity") as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments.

- Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile
- Mezzanine loans include other subordinated loans
- Preferred equity interests include related equity participation interests

Net Leased Real Estate and Other Real Estate ("Net Lease and Other Real Estate")
As of December 31, 2021, the Company's Net Lease Real Estate investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Other Real Estate investments included direct ownership in commercial real estate, with an emphasis on properties with stable cash flow. Net lease and other real estate includes deferred leasing costs and other net intangibles.

CRE Debt Securities
As of December 31, 2021, the Company's Commercial Real Estate ("CRE") Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including "B-pieces" of CMBS securitization pools or "B-Piece" investments). It also included one sub-portfolio of a real estate private equity interest ("Private Equity Interest" or "PE Interest").

Corporate
As of December 31, 2021, the Corporate segment included corporate-level asset management and other fees including expenses related to our secured revolving credit facility and general and administrative expenses.

CONSOLIDATED BALANCE SHEET

	December 31, 2021	December 31, 2020
Assets		
Cash and cash equivalents	$ 259,722	$ 474,817
Restricted cash	86,841	65,213
Loans and preferred equity held for investment	3,485,607	2,220,688
Allowance for loan losses	(36,598)	(37,191)
Loans and preferred equity held for investment, net	3,449,009	2,183,497
Real estate securities, available for sale, at fair value	-	10,389
Real estate, net	783,211	839,257
Investments in unconsolidated ventures ($4,406 and $6,883 at fair value, respectively)	20,591	373,364
Receivables, net	54,499	37,375
Deferred leasing costs and intangible assets, net	64,981	75,700
Assets held for sale	44,345	323,356
Other assets	61,860	60,900
Mortgage loans held in securitization trusts, at fair value	813,310	1,768,069
Total assets	$ 5,638,369	$ 6,211,937
Liabilities		
Securitization bonds payable, net	$ 1,500,899	$ 835,153
Mortgage and other notes payable, net	760,583	1,022,757
Credit facilities	905,122	535,224
Due to related party	-	10,060
Accrued and other liabilities	99,814	96,578
Intangible liabilities, net	6,224	7,657
Liabilities related to assets held for sale	-	323
Escrow deposits payable	73,344	36,973
Dividends payable	23,912	-
Mortgage obligations issued by securitization trusts, at fair value	777,156	1,708,534
Total liabilities	4,147,054	4,253,259
Commitments and contingencies		
Equity		
Stockholders' equity		
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	-	-
Common stock, $0.01 par value per share		
Class A, 950,000,000 shares authorized, 129,769,365 and 128,564,930 shares issued and outstanding as of December 31, 2021 and December 31, 2020, respectively	1,298	1,286
Additional paid-in capital	2,855,766	2,844,023
Accumulated deficit	(1,410,562)	(1,234,224)
Accumulated other comprehensive income	8,786	54,588
Total stockholders' equity	1,455,288	1,665,673
Noncontrolling interests in investment entities	1,472	253,225
Noncontrolling interests in the Operating Partnership	34,555	39,780
Total equity	1,491,315	1,958,678
Total liabilities and equity	$ 5,638,369	$ 6,211,937

$ in thousands, except per share data; as of December 31, 2021, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Net interest income				
Interest income	$ 49,469	$ 34,848	$ 168,845	$ 156,851
Interest expense	(15,035)	(12,128)	(55,484)	(63,043)
Interest income on mortgage loans held in securitization trusts	9,724	30,905	51,609	92,461
Interest expense on mortgage obligations issued by securitization trusts	(8,504)	(29,325)	(45,460)	(83,952)
Net interest income	35,654	24,300	119,510	102,317
Property and other income				
Property operating income	25,737	37,124	102,634	175,037
Other income	232	757	2,333	1,836
Total property and other income	25,969	37,881	104,967	176,873
Expenses				
Management fee expense	-	7,504	9,596	29,739
Property operating expense	8,151	10,868	30,286	64,987
Transaction, investment and servicing expense	537	2,307	4,556	9,975
Interest expense on real estate	7,900	11,759	32,278	48,860
Depreciation and amortization	8,015	13,000	36,399	59,766
Provision for (reversal of) loan losses, net	(6,626)	(1,724)	(1,432)	78,561
Impairment of operating real estate	-	9,302	-	42,814
Administrative expense (including $1,638, $1,100, $14,016 and $4,367 of equity-based compensation expense, respectively)	11,550	6,983	50,011	26,551
Restructuring charges	-	-	109,321	-
Total expenses	29,527	59,999	271,015	361,253
Other income (loss)				
Unrealized gain (loss) on mortgage loans and obligations held in securitization trusts, net	9,883	(8,932)	41,904	(50,521)
Realized loss on mortgage loans and obligations held in securitization trusts, net	(13,240)	-	(36,623)	-
Other gain (loss) on investments, net	61,555	11,390	74,067	(118,725)
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	90,294	4,640	32,810	(251,309)
Equity in earnings (loss) of unconsolidated ventures	1,128	(65,284)	(131,115)	(135,173)
Income tax benefit (expense)	(6,146)	(646)	(6,276)	10,898
Net income (loss)	**85,276**	**(61,290)**	**(104,581)**	**(375,584)**
Net (income) loss attributable to noncontrolling interests:				
Investment entities	(2,017)	7,563	1,732	13,924
Operating Partnership	(2,213)	1,252	1,803	8,361
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	**$ 81,045**	**$ (52,475)**	**$ (101,046)**	**$ (353,299)**
Net income (loss) per common share – basic and diluted	**$ 0.63**	**$ (0.41)**	**$ (0.79)**	**$ (2.75)**
Weighted average shares of common stock outstanding – basic and diluted	**128,693**	**128,581**	**128,496**	**128,548**

In thousands, except per share data; as of December 31, 2021, unless otherwise stated

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Three Months Ended December 31, 2021				
	Loans and preferred equity	CRE debt securities	Net lease real estate	Corporate	Total
Net interest income					
Interest income	$ 49,469	$ -	$ -	$ -	$ 49,469
Interest expense	(13,795)	-	-	(1,240)	(15,035)
Interest income on mortgage loans held in securitization trusts	-	10,786	-	(1,062)	9,724
Interest expense on mortgage obligations issued by securitization trusts	-	(9,568)	-	1,064	(8,504)
Net interest income	35,674	1,218	-	(1,238)	35,654
Property and other income					
Property operating income	-	-	25,737	-	25,737
Other income (loss)	71	292	7	(138)	232
Total property and other income (loss)	71	292	25,744	(138)	25,969
Expenses					
Property operating expense	-	-	8,151	-	8,151
Transaction, investment and servicing expense	863	-	7	(333)	537
Interest expense on real estate	-	-	7,900	-	7,900
Depreciation and amortization	-	-	7,975	40	8,015
Reversal of loan losses	(6,626)	-	-	-	(6,626)
Administrative expense	58	162	19	11,311	11,550
Total expenses	(5,705)	162	24,052	11,018	29,527
Other income (loss)					
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	9,883	-	-	9,883
Realized loss on mortgage loans and obligations held in securitization trusts, net	-	(13,240)	-	-	(13,240)
Other gain, net	56,196	1,200	433	3,726	61,555
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	**97,646**	**(809)**	**2,125**	**(8,668)**	**90,294**
Equity in earnings (loss) of unconsolidated ventures	1,148	(20)	-	-	1,128
Income tax benefit (expense)	(6,148)	38	(36)	-	(6,146)
Net income (loss)	**92,646**	**(791)**	**2,089**	**(8,668)**	**85,276**
Net (income) loss attributable to noncontrolling interests:					
Investment entities	4,711	-	(6,728)	-	(2,017)
Operating Partnership	-	-	-	(2,213)	(2,213)
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 97,356	$ (791)	$ (4,639)	$ (10,881)	$ 81,045

$ in thousands; as of December 31, 2021

CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT

	Year Ended December 31, 2021				
	Loans and preferred equity	CRE debt securities	Net lease real estate	Corporate	Total
Net interest income					
Interest income	$ 168,845	$ -	$ -	$ -	$ 168,845
Interest expense	(51,217)	-	-	(4,267)	(55,484)
Interest income on mortgage loans held in securitization trusts	-	56,387	-	(4,778)	51,609
Interest expense on mortgage obligations issued by securitization trusts	-	(50,238)	-	4,778	(45,460)
Net interest income	117,628	6,149	-	(4,267)	119,510
Property and other income					
Property operating income	-	-	102,634	-	102,634
Other income	1,013	157	90	1,073	2,333
Total property and other income	1,013	157	102,724	1,073	104,967
Expenses					
Management fee expense	-	-	-	9,596	9,596
Property operating expense	-	-	30,286	-	30,286
Transaction, investment and servicing expense	2,663	171	290	1,432	4,556
Interest expense on real estate	-	-	32,278	-	32,278
Depreciation and amortization	-	-	36,162	237	36,399
Reversal of loan losses	(1,432)	-	-	-	(1,432)
Administrative expense	650	1,336	133	47,892	50,011
Restructing charges	-	-	-	109,321	109,321
Total expenses	1,881	1,507	99,149	168,478	271,015
Other income (loss)					
Unrealized gain on mortgage loans and obligations held in securitization trusts, net	-	41,904	-	-	41,904
Realized loss on mortgage loans and obligations held in securitization trusts, net	-	(36,623)	-	-	(36,623)
Other gain, net	55,797	341	11,170	6,759	74,067
Income (loss) before equity in earnings of unconsolidated ventures and income taxes	172,557	10,421	14,745	(164,913)	32,810
Equity in earnings (loss) of unconsolidated ventures	(130,895)	(220)	-	-	(131,115)
Income tax benefit (expense)	(6,148)	(194)	66	-	(6,276)
Net income (loss)	35,514	10,007	14,811	(164,913)	(104,581)
Net (income) loss attributable to noncontrolling interests:					
Investment entities	8,349	-	(6,617)	-	1,732
Operating Partnership	-	-	-	1,803	1,803
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 43,863	$ 10,007	$ 8,194	$ (163,110)	$ (101,046)

$ in thousands; as of December 31, 2021

OUTSTANDING COMMON SHARES AND OP UNITS

	As of December 31, 2021	As of September 30, 2021
Class A common stock	129,769,365	129,759,132
OP units	3,075,623	3,075,623
Total common stock and OP units outstanding	132,844,988	132,834,755

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Reconciliation of consolidated balance sheet to at BRSP share balance sheet

	As of December 31, 2021		
	Consolidated	NCI[20]	At BRSP share[21]
Assets			
Loans and preferred equity held for investment, net	$ 3,449,009	$ -	$ 3,449,009
Real estate, net	783,211	13,152	770,059
Investments in unconsolidated ventures	20,591	-	20,591
Deferred leasing costs and intangible assets, net	64,981	1,134	63,847
Assets held for sale	44,345	-	44,345
Mortgage loans held in securitization trusts, at fair value[22]	813,310	777,156	36,154
Cash, restricted cash, receivables and other assets	462,922	1,747	461,175
Total assets	$ 5,638,369	$ 793,189	$ 4,845,180
Liabilities			
Securitization bonds payable, net	$ 1,500,899	$ -	$ 1,500,899
Mortgage and other notes payable, net	760,583	12,318	748,265
Credit facilities	905,122	-	905,122
Intangible liabilities, net	6,224	683	5,541
Mortgage obligations issued by securitization trusts, at fair value[22]	777,156	777,156	-
Other liabilities, escrow deposits payable and dividends payable	197,070	1,560	195,510
Total liabilities	$ 4,147,054	$ 791,717	$ 3,355,337
Total equity (including noncontrolling interests in the Operating Partnership)	$ 1,491,315	$ 1,472	$ 1,489,843
Total liabilities and equity	$ 5,638,369	$ 793,189	$ 4,845,180
Total common shares and OP units outstanding	132,845	132,845	132,845
GAAP net book value per share	$ 11.23	$ 0.01	$ 11.22
Accumulated depreciation and amortization[10]	$ 157,416	$ 3,983	$ 153,433
Accumulated depreciation and amortization per share[10]	$ 1.18	$ 0.03	$ 1.15
Undepreciated book value	$ 1,648,731	$ 5,455	$ 1,643,276
Undepreciated book value per share	$ 12.41	$ 0.04	$ 12.37

BRIGHTSPIRE CAPITAL

In thousands, except per share data; as of December 31, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net book value to undepreciated book value

	As of December 31, 2021	
GAAP net book value (excluding noncontrolling interests in investment entities)	$	1,489,843
Accumulated depreciation and amortization[10]		153,433
Undepreciated book value	$	1,643,276
GAAP net book value per share (excluding noncontrolling interests in investment entities)	$	11.22
Accumulated depreciation and amortization per share[10]		1.15
Undepreciated book value per share	$	12.37
Total common shares and OP units outstanding		132,845

In thousands, except per share data; as of December 31, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income (loss) to Distributable Earnings (Loss)

	Three Months Ended December 31, 2021	Year Ended December 31, 2021
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ 81,045	$ (101,046)
Adjustments:		
Net income (loss) attributable to noncontrolling interest of the Operating Partnership	2,213	(1,803)
Non-cash equity compensation expense	1,638	14,016
Transaction costs	-	109,321
Depreciation and amortization	8,029	36,447
Net unrealized loss (gain):		
Other unrealized gain on investments	(6,873)	(47,352)
CECL reserves	(7,877)	(2,684)
Gain on sales of real estate, preferred equity and investments in unconsolidated joint ventures	(57,045)	(66,827)
Adjustments related to noncontrolling interests	1,810	1,254
Distributable Earnings (Loss) attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$ 22,940	$ (58,674)
Distributable Earnings (Loss) per share[23]	$ 0.17	$ (0.44)
Weighted average number of common shares and OP units[23]	132,841	132,807

Reconciliation of Distributable Earnings (Loss) to Adjusted Distributable Earnings

	Three Months Ended December 31, 2021	Year Ended December 31, 2021
Distributable Earnings (Loss) attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$ 22,940	$ (58,674)
Adjustments:		
Fair value adjustments	-	133,200
Realized loss on CRE debt securities and B-pieces	12,040	38,842
Realized (gain) loss on hedges	(155)	1,466
Specific loan reserves	1,251	1,251
Adjusted Distributable Earnings attributable to BrightSpire Capital, Inc. common stockholders and noncontrolling interest of the Operating Partnership	$ 36,077	$ 116,085
Adjusted Distributable Earnings per share[23]	$ 0.27	$ 0.87
Weighted average number of common shares and OP units[23]	132,841	132,807

In thousands, except per share data; as of December 31, 2021; Unaudited
See footnotes in the appendix

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

Reconciliation of GAAP net income (loss) to NOI

	Three Months Ended December 31, 2021		
	Net lease real estate	Other real estate	Total
Net income (loss) attributable to BrightSpire Capital, Inc. common stockholders	$ (2,104)	$ (2,534)	$ (4,638)
Adjustments:			
Net income (loss) attributable to noncontrolling interests in investment entities	–	(25)	(25)
Amortization of above- and below-market lease intangibles	59	(97)	(38)
Interest expense on real estate	5,529	2,372	7,901
Other income	(6)	–	(6)
Transaction, investment and servicing expense	1	–	1
Depreciation and amortization	6,026	1,951	7,977
Administrative expense	20	–	20
Other gain on investments, net	3,670	2,647	6,317
Income tax expense	36	–	36
NOI attributable to noncontrolling interest in investment entities	(3,205)	(256)	(3,461)
Total NOI attributable to BrightSpire Capital, Inc. common stockholders	$ 10,026	$ 4,058	$ 14,084

$ in thousands; as of December 31, 2021; Unaudited

FOOTNOTES

1. Amounts presented reflect total committed capital and include both closed and in-execution deals where applicable; as of February 17, 2022
2. Based on GAAP gross carrying values; excludes cash and net assets and the impact of CECL reserves
3. As of February 17, 2022
4. Debt-to-equity ratio based on BRSP's share of total outstanding unpaid principal balance ("UPB") divided by total stockholders' equity excluding the impact of accumulated depreciation and amortization on real estate investments; stockholders' equity includes noncontrolling interests in the OP and excludes noncontrolling interests in investment entities
5. Debt-to-asset ratio based on total outstanding UPB at BRSP share divided by total assets at BRSP share excluding the impact of accumulated depreciation and amortization on real estate investments
6. Includes securitization assets which are presented net of the impact from consolidation; includes one private equity secondary interest for approximately $4 million
7. Other / mixed-use includes predevelopment or mixed-use assets
8. Preferred equity includes one equity participation interest
9. Includes cash, restricted cash, net receivables, other assets, accrued and other liabilities, escrow deposits payable and dividends payable
10. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities
11. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at BRSP share as of December 31, 2021
12. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at BRSP share as of December 31, 2021
13. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. For W.A. calculations, unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate or LIBOR floor as of December 31, 2021
14. Represents the percent leased as of December 31, 2021 and is weighted by carrying value; excludes hotel property type
15. Based on in-place leases (defined as occupied and paying leases) as of December 31, 2021 and assumes that no renewal options are exercised. W.A. calculation based on carrying value; excludes hotel property type
16. W.A. calculation based on carrying value
17. For W.A. calculations, assumes the applicable floating benchmark rate or LIBOR floor as of December 31, 2021 and is weighted on outstanding debt (UPB); excludes amortization of financing costs
18. Subject to customary non-recourse carve-outs
19. W.A. calculation based on outstanding debt (UPB)
20. Represents interests in assets held by third party partners
21. Represents the proportionate share attributed to BRSP based on BRSP's ownership percentage by asset
22. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes
23. The Company calculates Distributable Earnings (Loss) and Adjusted Distributable Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended December 31, 2021, the weighted average number of common shares and OP units was approximately 132.8 million; includes 3.1 million of OP units

COMPANY INFORMATION

BrightSpire Capital (NYSE: BRSP) is internally managed and one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. BrightSpire Capital is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.

HEADQUARTERS

New York
590 Madison Avenue
33rd Floor
New York, NY 10022
212-547-2631

STOCK & TRANSFER AGENT

American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

INVESTOR RELATIONS

ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

ANALYST COVERAGE

Raymond James
Stephen Laws
901-579-4868

B. Riley
Matt Howlett
917-538-4762

BTIG
Timothy Hayes
212-738-6199

JMP Securities
Steve DeLaney
212-906-3517

WWW.BRIGHTSPIRE.COM

NYSE: BRSP

BRIGHTSPIRE CAPITAL


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